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                                             Filed Pursuant to Rule 497(e)
                                             Registration File No.: 33-36217
                                                                    33-57789
                                                                    33-50857
                                                                    2-74980
                                                                    33-46049

                      SUPPLEMENT TO THE PROSPECTUSES OF

DEAN WITTER GLOBAL SHORT-TERM INCOME FUND INC. Dated December 24, 1996 DEAN WITTER INTERMEDIATE TERM U.S. TREASURY TRUST Dated April 30, 1997 DEAN WITTER SHORT-TERM BOND FUND Dated July 10, 1997
DEAN WITTER U.S. GOVERNMENT MONEY MARKET TRUST Dated March 19, 1997 TCW/DW NORTH AMERICAN GOVERNMENT INCOME TRUST Dated February 5, 1997


   The Directors/Trustees of each investment company named above have approved certain changes to the minimum required investments for each Fund. Accordingly, the disclosure in the section of each of the above Prospectuses entitled "Purchase of Fund Shares" pertaining to minimum investment requirements is hereby modified to reflect the following:

      The minimum initial purchase in the case of an "Education IRA" is $500, if the Distributor has reason to believe that additional investments will increase the investment in the account to $1,000 within three years.

      In the case of investments pursuant to (i) Systematic Payroll Deduction Plans (including Individual Retirement Plans), (ii) the InterCapital mutual fund asset allocation program and (iii) fee-based programs approved by the Distributor, pursuant to which participants pay an asset based fee for services in the nature of investment advisory or administrative services, the Fund, in its discretion, may accept investments without regard to any minimum amounts which would otherwise be required, provided, in the case of Systematic Payroll Deduction Plans, that the Distributor has reason to believe that additional investments will increase the investment in all accounts under such Plans to at least $1,000.

December 31, 1997